UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 16, 2010

Center Financial Corporation
(Exact name of Registrant as specified in its charter)

Commission file number: 000-50050

California	52-2380548
(State of Incorporation)	(IRS Employer Identification No)

3435 Wilshire Boulevard, Suite 700, Los Angeles, California 90010
(Address of principal executive offices)

(213) 251-2222
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.         Regulation FD Disclosure.*

President and Chief Executive Officer Jae Whan Yoo is scheduled to participate in a panel discussion at the FIG Partners’ 6th Annual Bank CEO Forum on Tuesday, September 21, 2010 at 9:05 a.m. Eastern at the Four Seasons Hotel in Atlanta.  A copy of the news release announcing the Company’s participation is attached hereto as Exhibit 99.1.

The company also plans to host meetings with the investment community, utilizing a corporate presentation.  A copy of the presentation materials to be provided at those meetings is attached hereto as Exhibit 99.2.

Item 9.01.         Financial Statements and Exhibits.*

        (d)       Exhibits

Exhibit No.	Description
99.1	News release dated September 16, 2010
99.2	Center Financial Corporation Presentation Materials

*         The information furnished under Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of Center Financial Corporation under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

Date: September 21, 2010	/s/ Douglas J. Goddard
Center Financial Corporation Interim Chief Financial Officer